UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

HEALTHCARE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The proxy solicitor to Healthcare Trust, Inc. (the “Company”) is expected to mail, email, or otherwise disseminate the following materials in connection with the Company’s 2021 annual meeting of stockholders.

YOUR VOTE IS IMPORTANT!

HTI
HEALTHCARE TRUST INC

Your vote is urgently needed.

The Annual Stockholder Meeting will be held on May 14, 2021. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-888-777-1679.**


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1679 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Join your fellow shareholders PLEASE VOTE TODAY. Your vote is important!

HTI
HEALTHCARE TRUST INC

Your vote is important!
Please vote your shares today!

The Annual Stockholder Meeting will be held on May 14, 2021. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-888-777-1679.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1679
Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

 What’sinside: TIME-SENSITIVE INFORMATION ABOUT YOUR INVESTMENT. Your vote is important!

HTI
HEALTHCARE TRUST INC

Our records indicate that you have not yet voted your shares.

The Annual Stockholder Meeting will be held on May 14, 2021. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-888-777-1679.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1679 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

CENTER FOR SIGHT

HTI
HEALTHCARE TRUST INC

Your vote matters!

Dear Fellow Stockholder:

We are pleased to inform you that we are preparing for our upcoming Annual Meeting of Stockholders, which will be held on May 14, 2021. We must successfully complete this year's Annual Meeting proxy process in advance of the meeting date in order to not adjourn the Annual Meeting.

Enclosed are the proxy materials, which describe the matters to be acted upon at the Annual Meeting of Stockholders. This year these matters include only the election of members of the board of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the year ending December 31, 2021.

Please respond to the proxy solicitation by casting your vote for each of the matters described in the proxy materials by calling 1-888-777-1679. Failure to obtain the required votes for all of the proposals will cause the Annual Meeting to be adjourned and rescheduled until all voting requirements are met.

If you have any questions, please feel free to contact the company's investor relations group at 1-866-902-0063 or visit our website at www.healthcaretrustinc.com.

Sincerely,

Michael Weil
Chief Executive Officer and President

THREE WAYS TO VOTE

PROXY QUESTIONS?
Call 1-888-777-1679

ONLINE

WWW.PROXYVOTE.COM/HTI
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-888-777-1679 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

SAMPLE-LTR

YOUR VOTE IS IMPORTANT!

PROXYLITE MESSAGE

Hi, this is Mike Weil, CEO of Healthcare Trust, Inc.

Over the next week you will receive proxy materials related to the HTI Annual Meeting being held on May 14th

I am calling to ask that you take a minute to cast your vote after reviewing the materials.

This year you are being asked to vote on the election of two directors to serve until the 2024 annual meeting and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Your vote matters and will help HTI to hold the required annual meeting as scheduled in a few weeks.

Our board recommends that you vote in favor of both proposals

You may contact a proxy specialist at 1-888-777-1679 to vote your shares or for assistance with questions about the proxy materials.

I appreciate your investment in HTI and thank you in advance for your participation in this year’s annual meeting.